UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    June 9, 2005
                                                           ------------

                                OHIO LEGACY CORP
                                ----------------
             (Exact name of registrant as specified in its charter)

            OHIO                        000-31673              34-1903890
            ----                        ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)

 305 West Liberty Street, Wooster, Ohio                           44691
 --------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code    (330) 263-1955
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant announced that it has called for redemption of the common stock purchase warrants that were issued in connection with the Registrant's initial public offering in October 2000 (the "IPO Warrants"). In accordance with the terms of the IPO Warrants, the Company is notifying holders that it has set
August 6, 2005, as the "Redemption Date." The press release announcing the warrant redemption is attached as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.

               Exhibit
               Number               Description
               ------               -----------

                99.1                Press release dated June 9, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OHIO LEGACY CORP
                                           -------------------------------------
                                           (Registrant)

Date:    June 9, 2005
         ------------
                                           /s/ ERIC S. NADEAU
                                           -------------------------------------
                                           Eric S. Nadeau
                                           Chief Financial Officer and Treasurer